UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 20, 2021

180 LIFE SCIENCES CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38105	81-3832378
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 El Camino Real, Bldg. 4, Suite 200 Palo Alto, CA	94306
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 507-0669

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ATNF	The NASDAQ Stock Market LLC
Warrants to purchase shares of Common Stock	ATNFW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 8.01. Other Events.

As previously disclosed in the Current Report on Form 8-K, filed by 180 Life Sciences Corp. (the “Company”) with the Securities and Exchange Commission (the “Commission” or the “SEC”) on April 19, 2021, the Listing Qualifications Department of the Nasdaq Stock Market, LLC (“Nasdaq”) notified the Company that it did not comply with Nasdaq Listing Rule 5250(c)(1) because it had not yet filed its Annual Report on Form 10-K for the year ended December 31, 2020 (the “2020 Form 10-K”) with the Securities and Exchange Commission (the “SEC”). Nasdaq Listing Rule 5250(c)(1) requires listed companies to timely file all required periodic financial reports with the SEC.

As previously disclosed in the Current Report on Form 8-K, filed by the Company with the Commission on May 21, 2021, the Listing Qualifications Department of Nasdaq notified the Company that the Company is not in compliance with Nasdaq Listing Rule 5250(c)(1) because it had not yet filed its Quarterly Report on Form 10-Q for the quarter ended March 31, 2021 (the “Q1 2021 Form 10-Q”) with the SEC. Nasdaq Listing Rule 5250(c)(1) requires listed companies to timely file all required periodic financial reports with the SEC.

Nasdaq provided the Company 60 days, or until June 15, 2021, to submit to Nasdaq a plan detailing how the Company intended to regain compliance with Nasdaq’s listing rules regarding timely filings. The Company timely submitted such plan and as previously reported in the Current Report on Form 8-K filed by the Company with the Commission on June 28, 2021, on June 22, 2021, the Company received notice from Nasdaq that the Company was granted an extension until July 31, 2021, to regain compliance with Nasdaq’s continued listing rule as relates to the untimely filings.

Thereafter, on July 9, 2021, the Company submitted its 2020 Form 10-K with the SEC and on July 19, 2021, submitted its Q1 2021 Form 10-Q with the SEC.

On July 19, 2021, Nasdaq notified the Company that due to the filing of the previously untimely reports, it has determined that we have regained compliance with Nasdaq Listing Rule 5250(c)(1), and that this matter is now closed.

On July 20, 2021, the Company issued a press release announcing its compliance with Nasdaq’s rules as discussed above. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release related to Nasdaq compliance dated July 20, 2021

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 20, 2021

180 LIFE SCIENCES CORP.

By:	/s/ James N. Woody, M.D., Ph.D.
Name: James N. Woody, M.D., Ph.D.
Title: Chief Executive Officer

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